Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


(Blend Artwork)

B L E N D

Annual Report
2001

DELAWARE
Devon Fund

[graphic] POWERED BY RESEARCH.(SM)

A Commitment to Our Investors

Experience

o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance

o    We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service

o    We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification

o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates managed approximately $80 billion in assets as of September 30, 2001.


Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.

Table of Contents

Letter to Shareholders                        1

Portfolio Management Review                   3

New at Delaware                               5

Performance Summary                           6

Financial Statements:

 Statement of Net Assets                      7

 Statement of Operations                      9

 Statements of Changes in Net Assets         10

 Financial Highlights                        11

 Notes to Financial Statements               15

 Report of Independent Auditors              17

                                                            Delaware Devon Fund
Letter to Shareholders                                      November 13, 2001


Recap of Events

The fiscal year ended October 31, 2001, was quite a challenge for investors. Shaky market conditions throughout the period worsened immediately following the terrorist attacks of September 11th. The weakening U.S. economy left investors disappointed and discouraged.

In November of 2000, stocks were already giving up many of the strong gains achieved during the latter half of the 1990s. As the economy weakened last winter, those struggles turned into an extended bear market that severely challenged stock investors.

During the fiscal year ended October 31, 2001, the S&P 500 Index gave up 24.89%. Delaware Devon Fund, which uses the Index as its benchmark, returned -23.99% during the 12-month period (Class A shares at net asset value with dividends and distributions reinvested). The Fund's peer group, as measured by the 753 funds in the Lipper Large-Cap Core Funds Average, lost -25.64% for the same period.

The disappointing performance for both the Fund and the Index was initially magnified by the events of September 11th, when markets experienced an unexpected jolt. The terrorist attacks brought about a new series of trials for our country, and for the stock market as well. The attacks have far reaching implications for both U.S. policymaking and for the economy.

Between September 11, 2001, and the close of your Fund's fiscal year, the U.S. economy was clearly dealt a blow. While some indicators during the summer had been pointing to a recovery beginning in late 2001, that recovery has likely been pushed well into next year.


When the New York Stock Exchange reopened on September 17th, after an unplanned four-day hiatus, stock prices generally fell sharply. However, the stock market stabilized during the two weeks of trading that followed the attacks. In fact, October was a strong month for many stocks. Major indexes lost significant ground immediately following the attacks, but rallied in subsequent weeks. For example, both the S&P 500 Index and the Nasdaq Composite Index made up some lost ground in October, eventually surpassing their September 10th closing values before finishing just below them on October 31st.

While the stock market has generally been characterized by a very unclear short-term outlook this autumn, the good news is that much has been done to help steer the U.S. economy toward growth. The U.S. Federal Reserve began cutting interest rates aggressively in January 2001. The income tax cut enacted earlier this year should also help stimulate our economy, as should financial aid packages for the airline and insurance industries that were approved following the attacks. Furthermore, the Securities and Exchange Commission relaxed rules in September to temporarily allow U.S. corporations to more easily repurchase shares of their own stock. In our opinion, all of this combines to create fuel for the economy. We think it is likely that the U.S. will see economic expansion before long.

Total Returns
For the period ended October 31, 2001                               One Year
Delaware Devon Fund -- Class A Shares                                -23.99%
Lipper Large-Cap Core Funds Average (753 funds)                      -25.64%
Standard & Poor's 500 Index                                          -24.89%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes and a description of the index can be found on page 6. The Lipper category represents the average return of large cap mutual funds tracked by Lipper (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

Outlook

The U.S. has responded with great fortitude to the events of recent weeks. However, with international events currently hard to predict, we believe that any forecast of short-term market performance is imprudent.

The third quarter of 2001 was the single worst calendar quarter for U.S. stocks in 14 years -- since the quarter that included the October 1987 crash (Source:
Dow Jones). At Delaware Investments, we believe that after 18 months of generally trending downward, a large number of high-quality stocks reached attractive prices by October 31, 2001. It is wise at this time, however, for investors to speak with their financial advisors and review their time horizons. Logic tells us that the effects of the terrorist attacks have likely pushed back any significant economic recovery until at least early 2002. In our opinion, the opportunities currently available the stock market should benefit long-term equity investors who are willing to be patient in awaiting an economic recovery.


We believe strongly in the resilience of America and its economy. We also know from experience that the stock market undergoes ups and downs over short periods, but can be a driver of growth in the long term. We encourage investors to keep the faith, and to adhere to a regular investment plan, which in the long run can help offset the effects of market volatility. History shows that investors willing to remain disciplined in challenging times such as these can find themselves rewarded over time.

Thank you for your continued confidence in Delaware Investments.

Sincerely,


/s/ Charles E. Haldeman, Jr.
----------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds



/s/ David K. Downes
----------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio Management Review                                 Delaware Devon Fund
                                                            November 13, 2001

Fund Manager
Francis X. Morris
Senior Portfolio Manager

The Fund's Results

Delaware Devon Fund posted a -23.99% total return (Class A shares at net asset value with dividends and distributions reinvested) for the fiscal year ended October 31, 2001. Our performance was very disappointing on an absolute basis. On a relative basis, however, we outperformed the S&P 500 Index, which generated a return of -24.89%. We also beat our peer group, as represented by the Lipper Large-Cap Core Funds Average, which returned -25.64% over the same period. The U.S. equity market has suffered tremendously during the past year as the economy has faltered and corporate profits have diminished considerably.

Just prior to September 11th, we became more upbeat about economic prospects. Positive leading economic indicators, a declining dollar (which helps exporters), lower energy prices, and declining inventory levels all pointed to an economic pickup and improved corporate earnings, in our opinion. Consequently, we began to position the Fund towards cyclical stocks, which stand to benefit the most during the early stages of an economic upturn.

The terrorist attacks pushed that scenario back several months. However, now that some time has passed since the initial shock of those events, we feel there are a number of reasons to be optimistic about the stock market and the economy. The combination of the Federal Reserve's sharp monetary stimulus and an eagerly anticipated government fiscal stimulus package leads us to expect a recovery in profits by mid-2002. Delaware Devon Fund continues to focus on well-managed, large-capitalization stocks with sustainable growth rates, priced at attractive valuation levels.

Portfolio Highlights
Despite our poor absolute performance, we believe we were able to outperform the Lipper Large-Cap Core Funds Average during this challenging period primarily due to strong stock selection. Overall, the Fund benefited from performance that was better than that of the benchmark index's holdings in financial stocks, technology stocks, and holdings in the consumer growth sector -- primarily in healthcare-related companies.

Among financial stocks, we often focused on banks, specialty finance companies, and government service organizations. Holdings currently include Freddie Mac, Citigroup, and Capital One Financial. In computers & technology, holdings such as First Data and Electronic Data Systems (EDS) managed to perform better than most technology stocks during the year (EDS was no longer in the portfolio as of October 31, 2001). In healthcare & pharmaceuticals, Biomet, Johnson & Johnson, and Watson Pharmaceuticals all were strong performers (Watson was also sold prior to October 31, 2001).

Consumer staples and consumer cyclical stocks both performed poorly for the Fund. During the year, we had a lighter weighting than the benchmark in these stocks, which fall across several sectors. However, the selections we did make performed poorly during the year. Among consumer cyclicals, AOL Time Warner, Ford Motor, and Best Buy were all disappointments. Only AOL remained in the portfolio as of fiscal year end. We also underperformed in the utilities sector.

As a result of the market's decline immediately following September 11th, we were able to purchase stocks of some excellent companies, and feel we did so at reasonable prices. These companies generally were caught in a downdraft during the correction and appeared to offer excellent value. In particular during this period, we purchased Minnesota Mining & Manufacturing (3M), and in healthcare we added Amgen, a stock we have held in the past.

The sharp correction also led us to buy Southwest Airlines, which has extremely sound fundamentals and financials compared to its competitors. We also added American International Group and Chubb in the insurance arena. Our dominant theme in looking for value during this period was to search for low-cost operators that were showing solid market share in their industry. These tend to be companies that we expect will survive over the long-term, and in any type of business climate. Additionally, we expect them to perform well during an economic rebound.

Outlook

The tragedy of September 11th took a tremendous toll and has jolted the economy. As a result, we are revising our optimistic pre-September 11th economic outlook, as we think recovery will take longer than originally expected. However, we do envision a stronger economy down the road, following a somewhat short-lived recession. We expect the unprecedented monetary and fiscal stimulus to lead us to that recovery.

Very low inflation, low energy prices, and what we perceive as strong potential for productivity gains lead us to be optimistic about the long term. Consequently, we have positioned the Fund more aggressively, with an emphasis on cyclical sectors and stocks. We are currently emphasizing financials, and expect capital goods sectors and technology stocks to perform well in the coming months, too - particularly semiconductor and semiconductor equipment companies. Meanwhile, we are underweight in the retail and healthcare areas.

Delaware Devon Fund
Top 10 Holdings
October 31, 2001
                                              Percentage
Company                                     of Net Assets
---------------------------------------------------------
 1. General Electric                            3.78%
---------------------------------------------------------
 2. Citigroup                                   2.87%
---------------------------------------------------------
 3. Exxon Mobil                                 2.71%
---------------------------------------------------------
 4. Pfizer                                      2.69%
---------------------------------------------------------
 5. JP Morgan Chase                             2.51%
---------------------------------------------------------
 6. Tyco International                          2.51%
---------------------------------------------------------
 7. Intel                                       2.27%
---------------------------------------------------------
 8. International Business Machines             2.21%
---------------------------------------------------------
 9. Microsoft                                   2.14%
---------------------------------------------------------
10. American Home Products                      2.04%


Delaware Devon Fund
Portfolio Characteristics
October 31, 2001
---------------------------------------------------------
Beta*                                             0.87
---------------------------------------------------------
Average Price-to-Earnings Ratio**                21.54
---------------------------------------------------------
Median Market Capitalization             $37.3 billion
---------------------------------------------------------
* Beta is a measure of risk relative to the market. A number less than 1.0 means less historical price volatility than the market. A number higher than 1.0 means more historical volatility.

** P/E is based on analysts' forward earnings estimates as reported by First Call/Thomson Financial.

New at Delaware

Get a Jump on 2001 Taxes With Delaware's
Online Account Access Feature!

Why wait for your year-end statement to arrive before you start your tax planning? Get a head start on your tax preparation for 2001.

You can review all of your 2001 Delaware Investments account transactions online at anytime by using Delaware's online Account Access feature. Register for online Account Access and start planning your tax strategy before the end of the year. And if you use Quicken(R) TurboTax(R) to prepare your taxes, this year you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps you complete your tax forms by quickly, securely, and accurately retrieving common tax information -- dividends and transactions -- from Delaware Investments and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password- protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform account transactions in a secure environment.

For more information about Delaware's online Account Access feature and Instant Data Entry, call our Shareholder Service Center at 800 523-1918. Shareholder representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time. You can also register for online Account Access by visiting our web site at www.delawareinvestments.com.

Delaware Devon Fund

Fund Basics

As of October 31, 2001
--------------------------------------------------------------------------------
Fund Objective:
Seeks total return.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$157.26 million
--------------------------------------------------------------------------------
Number of Holdings:
80
--------------------------------------------------------------------------------
Fund Start Date:
December 29, 1993
--------------------------------------------------------------------------------
Your Fund Manager:

Francis X. Morris received a BA from Providence College and an MBA degree from Widener University. Prior to joining Delaware in 1997, he served as a securities analyst, portfolio manager, and director of equity research at PNC Asset Management. He has 18 years of investment management experience and was a past president of the Philadelphia Society of Financial Analysts.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DDGAX
Class B DEVOX
Class C DECVX

Delaware Devon Fund Performance
Average Annual Total Returns
Through October 31, 2001      Lifetime     Five Years One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/93)
Excluding Sales Charge        +8.07%       +2.12%     -23.99%
Including Sales Charge        +7.25%       +0.92%     -28.37%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge        +6.74%       +1.41%     -24.49%
Including Sales Charge        +6.74%       +1.05%     -28.26%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge        +4.20%       +1.41%     -24.50%
Including Sales Charge        +4.20%       +1.41%     -25.26%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of all dividends and distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for lifetime, five-year, and one-year periods ended October 31, 2001 for Delaware Devon Fund's Institutional Class were +8.40%, +2.44%, and -23.74%, respectively. Institutional Class shares were first made available on December 29, 1993 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Devon Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund dividends and distributions or redemptions of Fund Shares.

Nasdaq Institutional Class symbol: DEIVX


Performance of a $10,000 Investment
December 29, 1993 (Fund inception) through October 31, 2001


                             Devon Fund Performance

Period End                 Class A Shares                  S&P 500 Index
----------                 --------------                  -------------
 12/29/93                     $ 9,425
 12/31/93                     $ 9,463                         $10,000
 10/31/94                     $10,297                         $10,361
 10/31/95                     $12,560                         $13,101
 10/31/96                     $15,592                         $16,258
 10/31/97                     $20,600                         $21,478
 10/31/98                     $24,638                         $26,201
 10/31/99                     $24,535                         $32,929
 10/31/00                     $22,783                         $34,935
 10/31/01                     $17,317                         $26,235


Chart assumes $10,000 invested on December 29, 1993 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all dividends and distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $10,000 invested in the S&P 500 Index at that month's end, December 31, 1993. After December 31, 1993, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement of Net Assets                                     Delaware Devon Fund
                                                            October 31, 2001


                                                 Number of     Market
                                                   Shares       Value
Common Stock - 98.77%
Banking & Finance - 20.41%
  Bank of America                                  38,945   $ 2,297,366
  Bank of New York                                 59,500     2,023,595
  Capital One Financial                            28,400     1,173,204
  Citigroup                                        99,312     4,520,682
  Fleet Boston Financial                           84,400     2,773,384
  Freddie Mac                                      37,800     2,563,596
  Goldman Sachs Group                              24,000     1,875,840
  JP Morgan Chase                                 113,790     4,023,614
  Mellon Financial                                 59,800     2,009,280
  Merrill Lynch                                    67,300     2,941,683
  US Bancorp                                      158,800     2,823,464
  Wells Fargo                                      39,900     1,576,050
  XL Capital - Class A                             17,300     1,502,678
                                                            -----------
                                                             32,104,436
                                                            -----------


Cable, Media & Publishing - 0.50%
  +Viacom Class B                                  21,563       787,265
                                                            -----------
                                                                787,265
                                                            -----------

Chemicals - 2.65%
  Dow Chemical                                     80,205     2,666,816
  DuPont (E.I.) de Nemours                         37,400     1,495,626
                                                            -----------
                                                              4,162,442
                                                            -----------
Computers & Technology - 15.81%
 +AOL Time Warner                                 100,250     3,128,803
 +Cisco Systems                                   132,900     2,248,668
 +Dell Computer                                    62,600     1,501,148
 +EMC                                              73,200       901,824
  First Data                                       27,700     1,871,689
  International Business Machines                  32,200     3,479,854
*+Lexmark International Group A                    31,200     1,396,200
*+Micron Technology                                99,300     2,260,068
 +Microsoft                                        58,000     3,372,700
  Minnesota Mining & Manufacturing                 13,900     1,450,882
 +Oracle                                          166,100     2,252,316
 +Teradyne                                         43,200       995,760
                                                            -----------
                                                             24,859,912
                                                            -----------
Consumer Products - 2.70%
  Kimberly-Clark                                   33,400     1,854,034
  Procter & Gamble                                 32,330     2,385,307
                                                            -----------
                                                              4,239,341
                                                            -----------
Electronics & Electrical Equipment - 8.66%
  General Electric                                163,310     5,946,117
  Intel                                           146,600     3,579,972
*+KLA Tencor                                       26,000     1,062,360
  Texas Instruments                               108,500     3,036,915
                                                            -----------
                                                             13,625,364
                                                            -----------

                                                 Number of     Market
                                                   Shares       Value
Common Stock (continued)
Energy - 8.23%
  Chevrontexaco                                    16,500   $ 1,461,075
  Conoco                                           41,700     1,071,690
 +Cooper Cameron                                   23,800       928,200
  Enron                                            56,300       782,570
  EOG Resources                                    34,600     1,223,802
  Exxon Mobil                                     108,200     4,268,490
  Halliburton                                       5,100       125,919
  Ocean Energy                                     58,800     1,073,100
  Schlumberger Limited                             41,600     2,014,272
                                                            -----------
                                                             12,949,118
                                                            -----------

Food, Beverage & Tobacco - 3.65%
  Anheuser Busch                                   46,800     1,949,688
  Coca Cola                                        24,800     1,187,424
  Kraft Foods - Class A                            26,000       877,500
  Philip Morris                                    36,800     1,722,240
                                                            -----------
                                                              5,736,852
                                                            -----------

Healthcare & Pharmaceuticals - 12.50%
  American Home Products                           57,500     3,210,225
 +Amgen                                            21,200     1,204,584
  Biomet                                           46,000     1,403,000
  Bristol-Myers Squibb                             15,100       807,095
  HCA - The Healthcare Company                     35,100     1,392,066
  Johnson & Johnson                                21,800     1,262,438
  Medtronic                                        50,924     2,052,237
  Merck                                            45,900     2,928,879
  Pfizer                                          101,225     4,241,328
 +Tenet Healthcare                                 20,000     1,150,400
                                                            -----------
                                                             19,652,252
                                                            -----------

Insurance - 1.67%
  American International Group                     23,337     1,834,288
  Chubb                                            11,600       792,280
                                                            -----------
                                                              2,626,568
                                                            -----------

Leisure, Lodging & Entertainment - 0.81%
  Walt Disney                                      68,200     1,267,838
                                                            -----------
                                                              1,267,838
                                                            -----------
Metals & Mining - 1.37%
  Alcoa                                            66,700     2,152,409
                                                            -----------
                                                              2,152,409
                                                            -----------

Miscellaneous - 2.51%
  Tyco International                               80,200     3,941,028
                                                            -----------
                                                              3,941,028
                                                            -----------
                                       7

Statement of Net Assets (continued)                         Delaware Devon Fund
                                                            October 31, 2001

                                                   Number of     Market
                                                     Shares       Value
Common Stock (continued)
Retail - 5.14%
 +Federated Department Stores                        45,200   $ 1,445,948
  Home Depot                                         82,900     3,169,267
  Target                                             32,400     1,009,260
  Wal-Mart Stores                                    47,900     2,462,060
                                                              -----------
                                                                8,086,535
                                                              -----------
Telecommunications - 6.56%
  AT & T                                             74,800     1,140,700
  BellSouth                                          47,030     1,740,110
 +Comcast - Special Class A                          71,700     2,569,728
*+NEXTEL Communications                             103,400       822,030
  SBC Communications                                 50,292     1,916,628
  Verizon Communications                              8,948       445,700
 +Worldcom                                          125,400     1,686,630
                                                              -----------
                                                               10,321,526
                                                              -----------
Transportation & Shipping - 1.88%
  CSX                                                29,400       990,780
  Southwest Airlines                                 61,900       984,210
  Union Pacific                                      19,000       988,190
                                                              -----------
                                                                2,963,180
                                                              -----------
Utilities - 3.72%
  Allegheny Energy                                   25,300       924,715
 +Calpine                                            36,100       893,475
 *Dominion Resources                                 35,200     2,151,424
  Duke Energy                                        49,100     1,885,931
                                                              -----------
                                                                5,855,545
                                                              -----------
Total Common Stock (cost $170,811,495)                        155,331,611
                                                              ===========


                                                     Principal
                                                      Amount
Repurchase Agreements - 1.93%
With BNP Paribas 2.57%
  11/1/01 (dated 10/31/01, collateralized by
  $309,000 U.S. Treasury
  Notes 6.25% due 6/30/02,
  market value $324,171 and $497,000
  U.S. Treasury Notes 10.75% due
  8/15/05, market value $636,729)                    $939,500      939,500
With Cantor Fitzgerald 2.56%
  11/1/01 (dated 10/31/01, collateralized
  by $439,000 U.S. Treasury Notes 4.625%
  due 2/28/03, market value $456,381 and
  $436,000 U.S. Treasury Notes 4.25%
  due 5/31/03, market value $456,369)                 894,800      894,800
With JP Morgan Chase 2.50%
  11/1/01 (dated 10/31/01, collateralized by
  $260,000 U.S. Treasury Notes 6.125%
  due 12/31/01, market value $266,877)                260,200      260,200
With UBS Warburg 2.57%
  11/1/01 (dated 10/31/01, collateralized by
  $925,000 U.S. Treasury Notes 7.50%
  due 11/15/01, market value $958,378)                939,500      939,500
                                                                   -------

Total Repurchase Agreements
  (cost $3,034,000)                                                          $  3,034,000
                                                                             ------------
Total Market Value of Securities - 100.70%
  (cost $173,845,495)                                                         158,365,611
Liabilities Net of Receivables and
  Other Assets - (0.70%)                                                       (1,106,494)
                                                                             ------------
Net Assets Applicable to 11,419,998
  Shares Outstanding - 100.00%                                               $157,259,117
                                                                             ============


Net Asset Value - Delaware Devon Fund Class A
  ($59,124,651 / 4,240,898 shares)                                                 $13.94
                                                                                   ------
Net Asset Value - Delaware Devon Fund Class B
  ($74,487,971 / 5,465,527 shares)                                                 $13.63
                                                                                   ------
Net Asset Value - Delaware Devon Fund Class C
  ($14,100,661 / 1,035,018 shares)                                                 $13.62
                                                                                   ------
Net Asset Value - Delaware Devon Fund Institutional Class
  ($9,545,834 / 678,555 shares)                                                    $14.07
                                                                                   ------

Components of Net Assets at October 31, 2001:
Shares of beneficial interest
  (unlimited authorization - no par)                                         $219,058,031
Accumulated net realized loss on investments                                  (46,319,030)
Net unrealized depreciation of investments                                    (15,479,884)
                                                                             ------------
Total net assets                                                             $157,259,117
                                                                             ============

*    Security is partially or fully on loan.
+    Non-income producing security for the year ended October 31, 2001.

Net Asset Value and Offering Price per Share -
  Delaware Devon Fund
Net asset value Class A (A)                                                        $13.94
Sales charge (5.75% of offering price, or 6.10% of
  amount invested per share) (B)                                                     0.85
                                                                                   ------
Offering price                                                                     $14.79
                                                                                   ======

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $50,000 or more.


See accompanying notes

Statement of Operations                                                                    Delaware Devon Fund
                                                                                       Year Ended October 31, 2001

Investment Income:
 Dividends                                                                   $1,756,924
 Interest                                                                       114,903
 Security lending income                                                         14,923                         $  1,886,750
                                                                             ----------                         ------------

Expenses:
 Distribution expenses                                                          899,088
 Management fees                                                                898,131
 Dividend disbursing and transfer agent fees and expenses                       896,161
 Accounting and administration fees                                              54,107
 Reports and statements to shareholders                                          41,136
 Registration fees                                                               29,000
 Professional fees                                                               20,853
 Custodian fees                                                                  19,207
 Trustees' fees                                                                   6,100
 Taxes (other than taxes on income)                                                 500
 Other                                                                           25,260                            2,889,543
                                                                             ----------
 Less expenses paid indirectly                                                                                        (4,387)
                                                                                                                ------------
 Total Expenses                                                                                                    2,885,156
                                                                                                                ------------

Net Investment Loss                                                                                                 (998,406)
                                                                                                                ------------

Net Realized and Unrealized Loss on Investments:
 Net realized loss on investments                                                                                (20,281,959)
 Net change in unrealized appreciation/depreciation of investments                                               (21,399,049)
                                                                                                                ------------
Net Realized and Unrealized Loss on Investments                                                                  (41,681,008)
                                                                                                                ------------

Net Decrease in Net Assets Resulting from Operations                                                            ($42,679,414)
                                                                                                                ============

See accompanying notes

Statements of Changes in Net Assets                                                            Delaware Devon Fund


                                                                                                    Year Ended
                                                                                      10/31/01                     10/31/00

Decrease in Net Assets from Operations:
 Net investment loss                                                               $    (998,406)               $  (1,760,462)
 Net realized loss on investments                                                    (20,281,959)                  (7,785,619)
 Net change in unrealized appreciation/depreciation of investments                   (21,399,049)                 (11,683,955)
                                                                                   -------------                -------------
 Net decrease in net assets resulting from operations                                (42,679,414)                 (21,230,036)
                                                                                   -------------                -------------
Capital Share Transactions:
 Proceeds from shares sold:
 Class A                                                                              10,137,898                   19,709,198
 Class B                                                                               6,482,322                   14,685,385
 Class C                                                                               2,897,052                    3,196,115
 Institutional Class                                                                   2,374,459                    4,360,195

 Net assets from merger1:
 Class A                                                                              23,623,953                           --
 Class B                                                                              37,165,325                           --
 Class C                                                                               5,600,388                           --
 Institutional Class                                                                      51,063                           --
                                                                                   -------------                -------------
                                                                                      88,332,460                   41,950,893
                                                                                   -------------                -------------
 Cost of shares repurchased:
 Class A                                                                             (26,405,487)                 (79,750,173)
 Class B                                                                             (20,630,305)                 (66,520,034)
 Class C                                                                              (4,644,073)                 (18,648,875)
 Institutional Class                                                                  (3,866,043)                 (10,875,466)
                                                                                   -------------                -------------
                                                                                     (55,545,908)                (175,794,548)
                                                                                   -------------                -------------
 Increase (Decrease) in Net Assets Derived from Capital Share Transactions            32,786,552                 (133,843,655)
                                                                                   -------------                -------------
 Net Decrease in Net Assets                                                           (9,892,862)                (155,073,691)

Net Assets:
 Beginning of period                                                                 167,151,979                  322,225,670
                                                                                   -------------                -------------
 End of period                                                                     $ 157,259,117                $ 167,151,979
                                                                                   =============                =============

(1) See footnote 5.

See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Delaware Devon Fund Class A
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            Year Ended
                                                              10/31/01       10/31/00       10/31/99        10/31/98       10/31/97
Net asset value, beginning of period                           $18.340        $19.750        $20.090         $17.860        $14.610

Income (loss) from investment operations:
Net investment income (loss)(1)                                 (0.059)        (0.088)         0.047           0.121          0.182
Net realized and unrealized gain (loss) on investments          (4.341)        (1.322)        (0.114)          3.249          4.243
                                                               -------        -------        -------         -------        -------
Total from investment operations                                (4.400)        (1.410)        (0.067)          3.370          4.425
                                                               -------        -------        -------         -------        -------

Less dividends and distributions from:
Net investment income                                               --             --         (0.032)         (0.110)        (0.210)
Net realized gain on investments                                    --             --         (0.190)         (1.030)        (0.965)
Return of capital                                                   --             --         (0.051)             --             --
                                                               -------        -------        -------         -------        -------
Total dividends and distributions                                   --             --         (0.273)         (1.140)        (1.175)
                                                               -------        -------        -------         -------        -------
Net asset value, end of period                                 $13.940        $18.340        $19.750         $20.090        $17.860
                                                               =======        =======        =======         =======        =======


Total return(2)                                                (23.99%)        (7.14%)        (0.42%)         19.60%         32.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $59,125        $68,243       $137,034        $120,506        $49,262
Ratio of expenses to average net assets                          1.72%          1.83%          1.37%           1.30%          1.25%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                         1.72%          1.83%          1.45%           1.40%          1.42%
Ratio of net investment income (loss) to average net assets     (0.37%)        (0.46%)         0.22%           0.64%          1.14%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly       (0.37%)        (0.46%)         0.14%           0.54%          0.97%
Portfolio turnover                                                122%           123%            82%             39%            64%

(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000 and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.


See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Delaware Devon Fund Class B
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended
                                                              10/31/01       10/31/00       10/31/99        10/31/98       10/31/97
Net asset value, beginning of period                           $18.050        $19.580        $19.980         $17.800        $14.540

Income (loss) from investment operations:
Net investment income (loss)(1)                                 (0.167)        (0.218)        (0.099)         (0.003)         0.081
Net realized and unrealized gain (loss) on investments          (4.253)        (1.312)        (0.111)          3.223          4.219
                                                               -------        -------        -------         -------        -------
Total from investment operations                                (4.420)        (1.530)        (0.210)          3.220          4.300
                                                               -------        -------        -------         -------        -------

Less dividends and distributions from:
Net investment income                                               --             --             --          (0.010)        (0.075)
Net realized gain on investments                                    --             --         (0.190)         (1.030)        (0.965)
                                                               -------        -------        -------         -------        -------
Total dividends and distributions                                   --             --         (0.190)         (1.040)        (1.040)
                                                               -------        -------        -------         -------        -------

Net asset value, end of period                                 $13.630        $18.050        $19.580         $19.980        $17.800
                                                               =======        =======        =======         =======        =======


Total return(2)                                                (24.49%)        (7.81%)        (1.12%)         18.76%         31.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $74,488        $70,920       $131,901         $82,927        $28,757
Ratio of expenses to average net assets                          2.42%          2.53%          2.07%           2.00%          1.95%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                         2.42%          2.53%          2.15%           2.10%          2.12%
Ratio of net investment income (loss) to average net assets     (1.07%)        (1.16%)        (0.48%)         (0.06%)         0.44%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly       (1.07%)        (1.16%)        (0.56%)         (0.16%)         0.27%
Portfolio turnover                                                122%           123%            82%             39%            64%

(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000 and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.


See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Delaware Devon Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended
                                                              10/31/01       10/31/00       10/31/99        10/31/98       10/31/97
Net asset value, beginning of period                           $18.030        $19.560        $19.960         $17.790        $14.530

Income (loss) from investment operations:
Net investment income (loss)(1)                                 (0.168)        (0.218)        (0.099)          0.002          0.071
Net realized and unrealized gain (loss) on investments          (4.242)        (1.312)        (0.111)          3.208          4.229
                                                               -------        -------        -------         -------        -------
Total from investment operations                                (4.410)        (1.530)        (0.210)          3.210          4.300
                                                               -------        -------        -------         -------        -------

Less dividends and distributions from:
Net investment income                                               --             --             --          (0.010)        (0.075)
Net realized gain on investments                                    --             --         (0.190)         (1.030)        (0.965)
                                                               -------        -------        -------         -------        -------
Total dividends and distributions                                   --             --         (0.190)         (1.040)        (1.040)
                                                               -------        -------        -------         -------        -------

Net asset value, end of period                                 $13.620        $18.030        $19.560         $19.960        $17.790
                                                               =======        =======        =======         =======        =======


Total return(2)                                                (24.50%)        (7.77%)        (1.12%)         18.71%         31.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $14,101        $14,005        $31,476         $20,141         $5,876
Ratio of expenses to average net assets                          2.42%          2.53%          2.07%           2.00%          1.95%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                         2.42%          2.53%          2.15%           2.10%          2.12%
Ratio of net investment income (loss) to average net assets     (1.07%)        (1.16%)        (0.48%)         (0.06%)         0.44%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly       (1.07%)        (1.16%)        (0.56%)         (0.16%)         0.27%
Portfolio turnover                                                122%           123%            82%             39%            64%

(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000 and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.


See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

------------------------------------------------------------------------------------------------------------------------------------
                                                                            Delaware Devon Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Year Ended
                                                              10/31/01       10/31/00       10/31/99        10/31/98       10/31/97
Net asset value, beginning of period                           $18.450        $19.810        $20.140         $17.930        $14.670

Income (loss) from investment operations:
Net investment income (loss)(1)                                 (0.011)        (0.031)         0.109           0.134          0.211
Net realized and unrealized gain (loss) on investments          (4.369)        (1.329)        (0.109)          3.281          4.284
                                                               -------        -------        -------         -------        -------
Total from investment operations                                (4.380)        (1.360)            --           3.415          4.495
                                                               -------        -------        -------         -------        -------
Less dividends and distributions from:
Net investment income                                               --             --         (0.057)         (0.175)        (0.270)
Net realized gain on investments                                    --             --         (0.190)         (1.030)        (0.965)
Return of capital                                                   --             --         (0.083)             --             --
                                                               -------        -------        -------         -------        -------
Total dividends and distributions                                   --             --         (0.330)         (1.205)        (1.235)
                                                               -------        -------        -------         -------        -------
Net asset value, end of period                                 $14.070        $18.450        $19.810         $20.140        $17.930
                                                               =======        =======        =======         =======        =======


Total return(2)                                                (23.74%)        (6.86%)        (0.09%)         19.89%         32.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                         $9,546        $13,985        $21,815         $10,482         $5,749
Ratio of expenses to average net assets                          1.42%          1.53%          1.07%           1.00%          0.95%
Ratio of expenses to average net assets prior to expense
 limitation and expenses paid indirectly                         1.42%          1.53%          1.15%           1.10%          1.12%
Ratio of net investment income (loss) to average net assets     (0.07%)        (0.16%)         0.52%           0.94%          1.44%
Ratio of net investment income (loss) to average net assets
 prior to expense limitation and expenses paid indirectly       (0.07%)        (0.16%)         0.44%           0.84%          1.27%
Portfolio turnover                                                122%           123%            82%             39%            64%

(1) The average shares outstanding method has been applied for per share information for the years ended October 31, 2001, 2000 and 1999.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager.


See accompanying notes

                                                             Delaware Devon Fund
Notes to Financial Statements                                October 31, 2001


Delaware Group Equity Funds I (the "Trust") is organized as a Delaware business trust and offers two series: the Delaware Balanced Fund and the Delaware Devon Fund. These financial statements and the related notes pertain to the Delaware Devon Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return.

1.   Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $3,211 for the year ended October 31, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended October 31, 2001 were approximately $1,176. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess of $2.5 billion.

Effective August 1, 2001, DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 1.20% of average daily net assets of the Fund through October 31, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of Class B and C shares. No distribution expenses are paid by Institutional Class shares.

At October 31, 2001, the Fund had liabilities payable to affiliates as follows:

   Investment management fees payable to DMC           $ 29,149

   Dividend disbursing, transfer agent fees,
    accounting and other expenses payable to DSC       $172,446

   Other expenses payable to DMC and affiliates        $ 20,438

For the year ended October 31, 2001, DDLP earned $18,569 for commissions on sales of the Fund's Class A shares.

                                                             Delaware Devon Fund
Notes to Financial Statements (continued)                    October 31, 2001


2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3.   Investments

For the year ended October 31, 2001, the Fund made purchases of $171,430,201 and sales of $203,451,554 of investment securities other than U.S. government securities and short-term investments.

At October 31, 2001 the cost of investments for federal income tax purposes was $178,870,987. At October 31, 2001, the net unrealized depreciation was $20,505,376 of which $5,191,262 related to unrealized appreciation of investments and $25,696,638 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of October 31, 2001 of $41,293,540 which may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows:

$4,718,062 in 2006

$2,189,111 in 2007

$17,296,777 in 2008

$17,089,590 in 2009

The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the various fund mergers with the Devon Fund.

4.   Capital Stock

Transactions in capital stock shares were as follows:

                                         Year Ended
                                 10/31/01          10/31/00
Shares sold:
 Class A                          640,740         1,038,635
 Class B                          404,037           781,339
 Class C                          189,177           170,566
 Institutional Class              146,348           231,314

Shares sold from merger1:
 Class A                        1,515,984                --
 Class B                        2,436,715                --
 Class C                          367,343                --
 Institutional Class                3,250                --
                               ----------        ----------
                                5,703,594         2,221,854
                               ----------        ----------

Shares repurchased:
 Class A                       (1,637,742)       (4,255,388)
 Class B                       (1,303,594)       (3,589,072)
 Class C                         (298,050)       (1,002,986)
 Institutional Class             (229,195)         (574,460)
                               ----------        ----------
                               (3,468,581)       (9,421,906)
                               ----------        ----------

 Net Increase (decrease)        2,235,013        (7,200,052)
                               ==========        ==========

(1) See footnotes 5

5.   Fund Mergers

Effective August 24, 2001, the Delaware Devon Fund acquired all of the assets and assumed all of the liabilities of the Delaware Blue Chip Fund and Delaware Tax-Efficient Equity Fund, each an open-end investment company, pursuant to separate Plans of Reorganization (the "Reorganizations"). The shareholders of the Delaware Blue Chip Fund and Delaware Tax-Efficient Equity Fund received shares of the respective classes of Delaware Devon Fund equal to the aggregate net asset value of their shares prior to the Reorganizations based on the net asset value per share of the respective classes of Delaware Devon Fund.

The Reorganizations were treated as non-taxable events and, accordingly, Delaware Devon Fund's basis in the securities acquired reflected the historical cost basis as of the date of transfer. The net assets, net unrealized appreciation (depreciation) and accumulated realized loss of the Delaware Blue Chip Fund and Delaware Tax-Efficient Equity Fund as of August 24, 2001 were as follows:

                                         Net Unrealized      Accumulated
                                          Appreciation        Realized
                           Net Assets    (Depreciation)         Loss
                          -----------    --------------     -------------
Delaware Blue
 Chip Fund                $36,759,333      $ 197,229        $ (7,547,692)

Delaware Tax-Efficient
 Equity Fund               29,681,396       (969,479)         (8,278,734)
                          -----------      ---------        ------------
                          $66,440,729      $(772,250)       $(15,826,426)
                          ===========      =========        ============


6.   Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of October 31, 2001, or at any time during the year.

7.   Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at October 31, 2001 were $3,733,704 and $3,733,704, respectively.

Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Equity Funds I - Delaware Devon Fund

We have audited the accompanying statement of net assets of Delaware Devon Fund (the "Fund") as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Devon Fund at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.




                                                 /s/ Ernst & Young LLP
                                                 ---------------------

Philadelphia, Pennsylvania
December 3, 2001

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

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This annual report is for the information of Delaware Devon Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Devon Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                            Affiliated Officers                          Contact Information
Charles E. Haldeman, Jr.                     William E. Dodge                             Investment Manager
Chairman                                     Executive Vice President and                 Delaware Management Company
Delaware Investments Family of Funds         Chief Investment Officer, Equity             Philadelphia, PA
Philadelphia, PA                             Delaware Investments Family of Funds
                                             Philadelphia, PA                             International Affiliate
Walter P. Babich                                                                          Delaware International Advisers Ltd.
Board Chairman                               Jude T. Driscoll                             London, England
Citadel Constructors, Inc.                   Executive Vice President and
King of Prussia, PA                          Head of Fixed Income                         National Distributor
                                             Delaware Investments Family of Funds         Delaware Distributors, L.P.
David K. Downes                              Philadelphia, PA                             Philadelphia, PA
President and Chief Executive Officer
Delaware Investments Family of Funds         Richard J. Flannery                          Shareholder Servicing, Dividend
Philadelphia, PA                             President and Chief Executive Officer        Disbursing and Transfer Agent
                                             Delaware Distributors, L.P.                  Delaware Service Company, Inc.
John H. Durham                               Philadelphia, PA                             Philadelphia, PA
Private Investor
Gwynedd Valley, PA                                                                        2005 Market Street
                                                                                          Philadelphia, PA 19103-7057
John A. Fry
Executive Vice President                                                                  For Shareholders
University of Pennsylvania                                                                800 523-1918
Philadelphia, PA
                                                                                          For Securities Dealers
Anthony D. Knerr                                                                          800 362-7500
Consultant
Anthony Knerr & Associates                                                                For Financial Institutions
New York, NY                                                                              Representatives Only
                                                                                          800 659-2265
Ann R. Leven
Former Treasurer                                                                          Website
National Gallery of Art                                                                   www.delawareinvestments.com
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(5336)                                                                                                            Printed in the USA
AR-039 [10/01] CG 12/01                                                                                                        J7643
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